UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2018

Verastem, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35403	27-3269467
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

117 Kendrick Street, Suite 500, Needham, MA	02494
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 292-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 18, 2018, the stockholders of Verastem, Inc. (the “Company”) approved a proposed amendment to the Company’s restated certificate of incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000 shares. Subsequent to such approval, the Company filed, on December 19, 2018, with the Delaware Secretary of State a certificate of amendment to the restated certificate of incorporation (the “Certificate of Amendment”), giving effect to the authorized share increase. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Special Meeting of Stockholders (the “Special Meeting”) of the Company was held in Needham, Massachusetts on December 18, 2018. Proxies for the Annual Meeting were solicited by the Company’s Board of Directors (the “Board”) pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitation. There were 73,791,344 shares of common stock entitled to vote at the Special Meeting. A total of 62,146,153 shares of common stock were represented at the Special Meeting in person or by proxy. At the Special Meeting, the stockholders considered and acted upon the following proposals:

Proposal No. 1 — Charter Amendment. The Company’s stockholders approved the proposed amendment to the Company’s restated certificate of incorporation. 51,378,464 shares voted for the proposal; 10,582,448 shares voted against the proposal; 185,241 shares abstained from voting on the proposal. There were 0 broker non-votes on the proposal.

Proposal No. 2 — Adoption of the Verastem, Inc. Amended and Restated 2012 Incentive Plan (the “Amended 2012 Plan”). The Company’s stockholders approved the adoption of the Amended 2012 Plan, including an amendment to increase the number of shares of common stock available for issuance pursuant to awards under the Amended 2012 Plan by 6,250,000 shares. A copy of the Amended 2012 Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference. 23,992,374 shares voted for the proposal; 6,207,201 shares voted against the proposal; and 1,251,230 shares abstained from voting on the proposal. There were 30,695,348 broker non-votes on the proposal.

Proposal No. 3 — Adoption of the Verastem, Inc. 2018 Employee Stock Purchase Plan (the “ESPP”). The Company’s stockholders approved the adoption of the ESPP. A copy of the ESPP is attached hereto as Exhibit 10.2 and is incorporated herein by reference. 29,576,443 shares voted for the proposal; 1,733,158 shares voted against the proposal; and 141,204 shares abstained from voting on the proposal. There were 30,695,348 broker non-votes on the proposal.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Verastem, Inc.
10.1	Verastem, Inc. Amended and Restated 2012 Incentive Plan
10.2	Verastem, Inc. 2018 Employee Stock Purchase Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2018	By:	/s/ Sean Flynn
Sean Flynn
Vice President, General Counsel and Secretary